Exhibit 10.5

FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of August 17, 2011 (the “Amendment Date”), is between LAPOLLA INDUSTRIES, INC. (“Borrower”) and BANK OF AMERICA, N.A., a national banking association (“Lender”).

RECITALS

Borrower and Lender have entered into that certain Loan and Security Agreement dated as of August 31, 2010, as amended by that certain First Amendment to Loan and Security Agreement dated as of November 10, 2010, that certain Second Amendment to Loan and Security Agreement dated as of March 14, 2011 and that certain Third Amendment to Loan and Security Agreement dated as of May 11, 2011 (collectively, and as may hereafter be amended or otherwise modified, the “Loan Agreement”).

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows effective as of the date hereof unless otherwise indicated:

ARTICLE 1
Definitions

Section 1.1           Definitions.  Terms defined by the Loan Agreement, where used herein and not otherwise defined, shall have the same meanings herein as are prescribed by the Loan Agreement, as amended hereby.

ARTICLE 2
Amendments

 Section 2.1          Amendment to Section 1.1.  Effective as of the Amendment Date, Section 1.1 of the Loan Agreement is amended as follows:

(a)         The definition of “Availability Reserve” is amended and restated in its entirety to read as follows:

  Availability Reserve: the sum (without duplication) of (a) $250,000 plus (b) the Inventory Reserve plus (c) the Rent and Charges Reserve plus (d) the LC Reserve plus (e) the Bank Product Reserve plus (f) all accrued Royalties, whether or not then due and payable by a Borrower plus (g) the aggregate amount of liabilities secured by Liens upon Collateral that are senior to Lender's Liens (but imposition of any such reserve shall not waive an Event of Default arising therefrom) plus (h) such additional reserves, in such amounts and with respect to such matters, as Lender in its discretion may elect to impose from time to time.

(b)         The definition of “EBITDA” is amended and restated in its entirety to read as follows:

   EBITDA: determined on a consolidated basis for Borrower and Subsidiaries, net income, calculated before interest expense, provision for income taxes, depreciation and amortization expense, non-cash stock-based compensation expense, gains or losses arising from the sale of capital assets, gains arising from the write-up of assets, and any extraordinary gains (in each case, to the extent included in determining net income).

 Section 2.2          Amendment to Section 10.3.2.  Effective as of June 30, 2011, Section 10.3.2 of the Loan Agreement is amended and restated in its entirety to read as follows:

10.3.2    Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage Ratio, as of the last day of any calendar month specified below, of not less than the amount specified with respect to such month as follows:

Month	Minimum Fixed Charge Coverage Ratio
January 2011 through May 2011	1.1 to 1.0
June 2011	0.8 to 1.0
July 2011	0.95 to 1.0
August 2011 and thereafter	1.1 to 1.0

ARTICLE 3

Conditions Precedent

Section 3.1           Condition Precedent.  The effectiveness of Section 2.2 of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)          Borrower shall have delivered to Lender an executed original copy of this Amendment, in form and substance satisfactory to Lender;

(b)          Borrower shall have delivered to Lender an executed original copy of the certain letter agreement of even date herewith between Borrower and Lender, in form and substance satisfactory to Lender;

(c)          after giving effect to this Amendment, no Default or Event of Default shall be in existence;

(d)          all proceedings taken in connection with the transactions contemplated by this Amendment and all documentation and other legal matters incident thereto shall be satisfactory to Lender.

ARTICLE 4
Ratifications, Representations and Warranties

Section 4.1           Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  Borrower and Lender agree that the Loan Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.2           Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:  (a) no Default or Event of Default exists; and (b) the representations and warranties set forth in the Loan Documents are true and correct on and as of the date hereof with the same effect as though made on and as of such date except with respect to any representations and warranties limited by their terms to a specific date.

Section 4.3           WAIVER AND RELEASE.  TO INDUCE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, EACH OBLIGOR (BY ITS EXECUTION BELOW) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF ITS EXECUTION OF THIS AMENDMENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)          HEREBY WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF ITS EXECUTION OF THIS AMENDMENT AND

(b)          HEREBY RELEASES AND DISCHARGES LENDER, AND ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS, AFFILIATES AND ATTORNEYS (COLLECTIVELY THE "RELEASED PARTIES") FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH ANY OBLIGOR EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

ARTICLE 5
Other Agreements

Section 5.1           Survival of Representations and Warranties.  All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

Section 5.2           Reference to Loan Agreement.  Each of the Loan Documents, including the Loan Agreement is hereby amended so that any reference in such Loan Document to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.  This Amendment shall constitute a Loan Document.

Section 5.3           Expenses of Lender.  As provided in the Loan Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto, including without limitation, the costs and fees of Lender's legal counsel.

Section 5.4           Severability.  Each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law.  If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

Section 5.5           GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

Section 5.6           Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.  Any assignment in violation of this Section 5.6 shall be void.

Section 5.7           Counterparts; Facsimile or Electronic Signatures.  This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  This Amendment shall become effective when Lender has received counterparts bearing the signatures of all parties hereto.  Delivery of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.

Section 5.8           Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.9           Entire Agreement.  Time is of the essence of this Amendment.  This Amendment, the Loan Agreement, the other Loan Documents embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto.

SIGNATURES FOLLOW
REMAINDER OF PAGE BLANK

Executed effective as of the Amendment Date.

BORROWER:

LAPOLLA INDUSTRIES, INC.

By:	/s/ Michael T. Adams, EVP
Michael T. Adams, Executive Vice President

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Michael Wills, SVP
H. Michael Wills, Senior Vice President

GUARANTOR CONSENT

The undersigned Guarantor (i) consents and agrees to this Amendment and (ii) agrees that the Loan Documents to which he is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of Guarantor enforceable against him in accordance with their respective terms.

GUARANTOR:

By:	/s/ Richard J. Kurtz
Richard J. Kurtz